Exhibit 1.1

ALPHABET INC.

(a Delaware corporation)

Debt Securities

UNDERWRITING AGREEMENT

To the Underwriters

named in the applicable

Terms Agreement

supplemental hereto

Ladies and Gentlemen:

In accordance with the authorization granted by the Board of Directors, or a committee thereof, of Alphabet Inc. (the “Company”), the Company proposes to sell from time to time, pursuant to the automatic shelf registration statement filed by the Company on Form S-3, in domestic or such foreign currencies or units of two or more currencies as the Company shall designate at the time of offering, an indeterminate aggregate principal amount of convertible or non-convertible debt securities identified in the Terms Agreement (as defined below) (the “Debt Securities” or “Securities”). Each issue of the Securities shall have such terms set forth in the applicable Terms Agreement.

Whenever the Company determines to make an offering of Securities through one or more investment banking firms, it will enter into a terms agreement with such firm or firms providing for the sale of such Securities to, and the purchase and offering thereof by, such firm or firms. The Terms Agreement shall be substantially in the form of Exhibit A hereto and shall specify such applicable information relating to the Securities or the Company as is indicated in such Exhibit. The Terms Agreement will incorporate by reference the provisions of this Agreement. Each offering of Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Securities. Unless the context otherwise requires, as used hereinafter (a) the term “Agreement” shall refer to this Underwriting Agreement and to the Terms Agreement supplemental hereto with respect to the offering of specific Securities as executed by or on behalf of the Company and by or on behalf of the Underwriter or Underwriters which are parties thereto; (b) the term “Terms Agreement” shall refer to the Terms Agreement applicable to a specific offering of Securities; (c) the term “Underwriter” or “Underwriters” shall refer to the one or more investment banking firms, respectively, which are parties to the applicable Terms Agreement; and (d) “Representatives,” “you” or “your” shall refer to any manager or co-managers of an underwriting syndicate so specified in the applicable Terms Agreement, or, if none is or are so named, to the Underwriter or Underwriters.

Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Time of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include, without limitation, the filing of any document under the Exchange Act after the Effective Time of the Registration Statement or the date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein, but not otherwise defined elsewhere, are defined in Section 21 hereof.

1. Representations and Warranties. The Company represents and warrants to each Underwriter as set forth below in this Section 1:

(a) At the time the Registration Statement initially became effective, at the time of each amendment to the Registration Statement, at the Effective Time relating to the Securities, and on the Closing Date (as defined below), the Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405, (File No. 333-[•]) on Form S-3, including a related Base Prospectus, for registration under the Act of the offering and sale from time to time of the Securities. Such Registration Statement became effective upon filing pursuant to Rule 462(e) under the Act. No order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Securities, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b), which shall comply in all material respects with the applicable requirements of the Act and the rules thereunder. The Registration Statement, at the Effective Time, is effective and meets the requirements set forth in Rule 415(a)(1)(x). The initial effective date of the Registration Statement was not earlier than the date three years before the Effective Time relating to the Securities.

(b) At the time the Registration Statement initially became effective, at the time of each amendment to the Registration Statement, at the Effective Time relating to the Securities, and on the Closing Date, the Registration Statement complied and will comply in all material respects with the applicable requirements of the Act, the Exchange Act, and the Trust Indenture Act and the respective rules and regulations thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on its date, at the time of filing of the Final Prospectus pursuant to Rule 424(b), and on the Closing Date, the Final Prospectus complied and will comply in all material respects with the applicable requirements of the Act, the Exchange Act, and the Trust Indenture Act and the respective rules and regulations thereunder and did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of the Trustee or (ii) statements or omissions in the Registration Statement or the Final Prospectus (or any supplement thereto) based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein.

(c) As of the Applicable Time, (i) the Disclosure Package, (ii) any electronic road show, when taken together as a whole with the Disclosure Package, and (iii) any Issuer Free Writing Prospectus, when taken together as a whole with the Disclosure Package, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements or omissions in the Disclosure Package or any Issuer Free Writing Prospectus based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein.

(d) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Act and (ii) as of the Effective Time (with such date being used as the determination date for purposes of this clause (ii)), the Company is not an “ineligible issuer” (as defined in Rule 405) and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(e) Each Issuer Free Writing Prospectus and, if applicable, the final term sheet prepared and filed pursuant to Section 5(b) hereof, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives, did not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Representatives, and (ii) the Company has promptly amended or supplemented or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own or lease its property and to conduct its business as described in the Disclosure Package, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole, or on the performance by the Company of its obligations under this Agreement or the Indenture in connection with the issuance and sale of the Securities (a “Material Adverse Effect”).

(g) Each subsidiary of the Company that is a “significant subsidiary” as defined in Rule 405 (individually, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly incorporated (or formed, as the case may be), is validly existing as a corporation (or limited partnership or limited liability company, as the case may be) in good standing under the laws of the jurisdiction of its incorporation (or formation, as the case may be), has the power and authority (corporate or other) to own or lease its property and to conduct its business as described in the Disclosure Package; and each Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect; and all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and is validly issued, fully paid and nonassessable.

(h) The Terms Agreement has been duly authorized, executed and delivered by the Company.

(i) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized and, when executed and delivered by the Company on or prior to the Closing Date, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(j) The Securities have been duly authorized and, on the Closing Date, the Securities will have been duly executed by the Company and, when authenticated in accordance with the Indenture and delivered and paid for as provided in this Agreement, will be the valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting creditors’ rights generally and equitable principles of general applicability, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law.

(k) The Securities will conform, in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Final Prospectus.

(l) Except as disclosed in the Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities with the securities registered pursuant to the Registration Statement.

(m) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Indenture, and the issuance and sale of the Securities, will not contravene (i) any provision of applicable law; (ii) the certificate of incorporation or by-laws of the Company; (iii) any agreement or other instrument binding upon the Company; or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary (except, in the case of (i), (iii) and (iv), for contraventions that would not reasonably be expected to have a Material Adverse Effect).

(n) No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Indenture in connection with the issuance and sale of the Securities, except such as (i) may be required by the securities or “blue sky” laws of the various states or other jurisdictions in connection with the issuance and sale of the Securities or (ii) the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect.

(o) The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case, which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Package or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, in each case except as described in the Disclosure Package.

(p) The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses except for such certificates, authorizations and permits, the failure of which to obtain, would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, except as described in the Disclosure Package.

(q) There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Disclosure Package and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Disclosure Package or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(r) The financial statements and the related notes thereto included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Base Prospectus comply or will comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in all material respects in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement or Disclosure Package has been derived from the records of the Company and its subsidiaries and presents fairly the information shown thereby. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus fairly present the required information and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(s) The Company is not required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(t) To the knowledge of the Company or except as disclosed in the Disclosure Package, the Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except where the failure to own, possess or acquire any of the foregoing would not result in a Material Adverse Effect; and, except as described in the Disclosure Package, neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

Any certificate signed by any authorized officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with an offering of Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate.

2. Purchase and Sale. (a) The several commitments of the Underwriters to purchase Securities pursuant to the Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

(b) The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to the Terms Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is, and has been, acting solely as a principal and is not the agent or fiduciary of the Company directly or indirectly, (iii) no Underwriter has assumed, or will assume, an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any similar obligation to the Company with respect to the offering of the Securities contemplated hereby except the obligations expressly set forth in the Terms Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.

3. Delivery and Payment. Payment of the purchase price for, and delivery of, any Securities to be purchased by the Underwriters shall be made at such place as shall be set forth in the Terms Agreement (which, in the case of Securities in bearer form, shall be at a place located outside of the United States), at 10:00 A.M., New York City time, on the second Business Day (unless postponed in accordance with the provisions of Section 11 hereof) following the date of the Terms Agreement or such other time as set forth in the Terms Agreement or as otherwise shall be agreed upon by you and the Company (such time and date being referred to as the “Closing Date”). Payment shall be made to the Company by wire transfer in immediately available funds to the order of the Company against delivery to you for the respective accounts of the Underwriters of the Securities to be purchased by them (unless such Securities are issuable only in the form of a single global Security registered in the name of a depositary or a nominee of a depositary, in which event the Underwriters’ interest in such global certificate shall be noted in a manner satisfactory to the Underwriters and their counsel). Such Securities shall be in such denominations and registered in such names as you may request in writing at least two Business Days prior to the Closing Date. Such Securities, which may be in temporary form, will be made available for examination and packaging by you on or before the first Business Day prior to the Closing Date.

4. Offering by Underwriters. It is understood that several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

5. Covenants of the Company. The Company covenants with the several Underwriters as follows:

(a) The Company, during the period when a prospectus is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Base Prospectus unless the Company has previously furnished the Representatives a copy thereof for their review and will not file any such proposed amendment or supplement to which they reasonably object, provided, however, that the foregoing requirement shall not apply to any of the Company’s periodic or current reports required to be filed with or furnished to the Commission pursuant to Section 13(a), 13(c), 13(f), 14 or 15(d) of the Exchange Act or to any other report that the Company in its good faith judgment believes is required by law or regulation to be filed with or furnished to the Commission. Subject to the foregoing sentence, the Company will (i) cause the Final Prospectus, properly completed, to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and (ii) use commercially reasonable efforts to cause any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) as soon as reasonably practicable. Except for the filing of any of the Company’s periodic reports required to be filed pursuant to Section 13(a), 14 or 15(d) of the

Exchange Act, the Company will promptly advise the Representatives of (i) the filing of the Final Prospectus and any supplement thereto, (ii) prior to the termination of the offering of the Securities, the filing and effectiveness of any amendment to the Registration Statement, (iii) any request by the Commission for any amendment to the Registration Statement or any supplement to the Final Prospectus or for any additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any notice of objection of the Commission to the use of such Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) or the institution or threatening of any proceeding for that purpose and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use commercially reasonable efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof, unless the Company shall, in its sole judgment, determine that it is in the Company’s best interest not to do so.

(b) If so indicated in the Terms Agreement, to prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, substantially in the form provided to the Company by you on or prior to the date hereof, which shall be reasonably acceptable to the Company and to file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

(c) If, during the period when a prospectus to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs or condition exists as a result of which the Disclosure Package would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the prospectus is to be delivered, not misleading, or in the Underwriters’ or Company’s opinion it is necessary to amend or supplement the Disclosure Package to comply with applicable law, the Company will (i) use commercially reasonable efforts to immediately notify the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) subject to paragraph (a) of this Section 5, amend or supplement the Disclosure Package to correct such statement or omission or effect such compliance; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(d) If, during the period when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs or condition exists as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the prospectus is to be delivered, not misleading, or in the Underwriters’ or Company’s opinion it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with applicable law, the Company will (i) use commercially reasonable efforts to immediately notify the Representatives of any such event, (ii) subject to paragraph (a) of this Section 5, amend or supplement the Registration Statement or Final Prospectus to correct such statement or omission or effect such compliance, (iii) use commercially reasonable efforts to have any amendment to the Registration Statement declared effective as soon as practicable in order to avoid any disruption in the use of the Final Prospectus, and (iv) supply any amendment or supplement to you in such quantities as you may reasonably request.

(e) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 (other than any such earnings statement available via the Commission’s EDGAR system).

(f) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request.

(g) The Company will endeavor to qualify the Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions as you shall reasonably request; provided, however, that nothing contained herein shall require the Company to qualify to do business in any jurisdiction, to execute a general consent to service of process in any state or to subject itself to taxation in any jurisdiction in which it is otherwise not so subject.

(h) The Company agrees that, unless it has or shall have obtained the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than, if applicable, a free writing prospectus containing the information contained in the final term sheet prepared and filed pursuant to Section 5(b) hereof; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III to the Terms Agreement and any electronic road show; provided further that each of the Underwriters may, if applicable, use one or more term sheets relating to the Securities containing customary information, not inconsistent with the form of the final term sheet prepared and filed pursuant to Section 5(b) hereof, without the prior consent of the Company. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (ii) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(i) The Company, during the period when a prospectus is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act.

(j) If so indicated in the Terms Agreement, the Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities issued by the Company substantially similar to the Securities (other than the Securities) or publicly announce an intention to effect any such transaction, except as set forth in the Terms Agreement and until after the expiration of the restricted period set forth in the Terms Agreement.

(k) The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, the Indenture and the Securities, including: (i) the fees, disbursements and expenses of the Company’s counsel and expenses of the Company’s accountants in connection with the registration and delivery of the Securities under the Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, Disclosure Package and Final Prospectus, and each amendment or supplement to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters, in the quantities hereinabove specified, (ii) the cost of printing or producing any “blue sky” or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the “blue sky” or legal investment memorandum not to exceed $5,000, (iii) all fees and expenses in connection with the registration of the Securities under the Exchange Act and, if applicable, the listing of the Securities on a securities exchange or admission to trading of the Securities on a quotation system, (iv) the cost of the preparation, printing, authentication, issuance and delivery of certificates for the Securities, (v) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, (vi) any fees charged by rating agencies for rating the Securities, (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties) and (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section and Sections 8 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

6. Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a) It has not offered, sold or delivered and it will not offer, sell or deliver any of the Securities or distribute the Preliminary Prospectus or the Final Prospectus or any other material relating to the Securities, in or from any jurisdiction except under circumstances that will, to the best of its knowledge and belief, result in compliance in all material respects with the applicable laws and regulations thereof.

(b) It has not and will not make an offer relating to the Securities that would constitute, or by using or authorizing the use of, a Free Writing Prospectus other than (i) any Issuer Free Writing Prospectus identified on Schedule III to the Terms Agreement as forming part of the Disclosure Package or (ii) any Free Writing Prospectus prepared by the Underwriters and approved by the Company in advance in writing.

(c) It is not subject to any pending proceeding under Section 8A of the Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the period when a prospectus is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172).

7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase Securities pursuant to the Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Effective Time and the Closing Date, to the accuracy of the statements of the Company’s officers made in each certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following further conditions:

(a) The Final Prospectus, and any supplement thereto, has been filed in the manner and within the time period required by Rule 424(b); if applicable, the final term sheet contemplated by Section 5(b) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b) The Company shall have requested and caused Cleary Gottlieb Steen & Hamilton LLP, counsel for the Company, to have furnished to the Representatives their opinion and negative comfort letters, each dated the Closing Date and addressed to the Representatives, in form and substance satisfactory to the Representatives.

(c) The Representatives shall have received from counsel for the Underwriters set forth in the Terms Agreement such opinion and negative comfort letter, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Disclosure Package, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d) The Company shall have furnished to the Representatives a certificate of the Company, signed by an executive officer of the Company, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Disclosure Package, the Final Prospectus and any supplements or amendments thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and the Indenture and that:

(i) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened;

(ii) the representations and warranties of the Company contained in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

(iii) there has not occurred any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, which event or condition is not described in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(e) The Company shall have requested and caused Ernst & Young LLP to have furnished to the Representatives, on or prior to the date of the Terms Agreement and on the Closing Date, letters, (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the date of delivery thereof and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder, and containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Preliminary Prospectus and the Final Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date of the Terms Agreement.

(f) Subsequent to the date of the Terms Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any amendment or supplement thereto), there shall not have occurred any change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto) that, in the reasonable judgment of the Representatives, is so material and adverse as to make it impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement, the Disclosure Package and the Final Prospectus.

(g) Subsequent to the date of the Terms Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any amendment or supplement thereto), there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the debt securities of the Company by Standard and Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or Moody’s Investors Service, Inc. that, in the reasonable judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement, the Disclosure Package and the Final Prospectus.

(h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 7 shall be delivered at the office of counsel for the Underwriters, at the address set forth in the Terms Agreement, on the Closing Date.

8. Payment of Expenses. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand, for all reasonable and documented out-of-pocket expenses (including the reasonable and documented fees and disbursements of their counsel) incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

9. Miscellaneous. One or more of the Underwriters may be restricted in its U.S. securities dealings under the Bank Holding Company Act and not be United States-registered broker-dealer(s). All sales of securities in the United States will be made by or through United States-registered broker-dealer(s).

10. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each of your affiliates within the meaning of Rule 405 from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or caused any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, the Final Prospectus or any electronic road show, or in any amendment thereof or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein. The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have.

(b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use in the documents referred to in the foregoing indemnity. The obligations of the Underwriters under this Section 10 shall be in addition to any liability which the Underwriters may otherwise have.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 10, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the indemnified party, in the case of parties indemnified pursuant to Section 10(a) hereof, and by the Company, in the case of parties indemnified pursuant to Section 10(b) hereof. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 10 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Final Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting obligations and not joint. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to above in this paragraph (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e) For purposes of this Section 10, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and any other affiliate (within the meaning of Rule 405) of any Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of paragraph (d) of this Section 10.

11. Default. (a) If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the Representatives may in their discretion arrange for the purchase of such Securities by themselves or another party or other parties satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. If another party or other parties become obligated or agree to purchase the Securities of a defaulting Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Final Prospectus or in any other document or arrangement, and the Company agrees to file promptly any amendment or supplement to the Registration Statement and the Final Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in the Underwriting Agreement that, pursuant to this Section 11, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require the remaining Underwriters to purchase (in the respective proportions which the amount of Securities set forth opposite their names in the Terms Agreement bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in paragraph (a) above, the aggregate principal amount of the Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, as referred to in paragraph (b) above, or if the Company shall not exercise the right described in paragraph (b) above to require non-defaulting Underwriters to purchase the Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 5 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12. Termination. This Agreement shall be subject to termination by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment there shall have occurred any (i) suspension or material limitation of trading generally on the Nasdaq Global Select Market, (ii) suspension of trading of any securities of the Company on the Nasdaq Global Select Market, (iii) declaration of any moratorium on commercial banking activities by Federal or New York State authorities or (iv) outbreak or escalation of hostilities involving the United States or any change in financial markets affecting the United States or any calamity or crisis that, in the Representatives’ reasonable judgment, is material and adverse and makes it, in the Representatives’ reasonable judgment, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Disclosure Package or the Final Prospectus (exclusive of any amendment or supplement thereto). Sections 5(k), 8, 10, 15 and 17 hereof shall survive any termination of this Agreement pursuant to this Section.

13. Representations, Warranties and Agreements to Survive Delivery. The respective agreements, representations, warranties, indemnities, rights of contribution and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, controlling persons or affiliates referred to in Section 10 hereof, and will survive delivery of and payment for the Securities.

14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices sent to the Underwriters shall be directed to you at the address indicated in the Terms Agreement; notices sent to the Company shall be directed to it at 1600 Amphitheatre Parkway, Mountain View, California 94043, Attention: Assistant Secretary, Telephone: (650) 253-0000, E-mail: securities@google.com and capital-markets@google.com or as otherwise set forth in the Terms Agreement.

15. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed as given to any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 10 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

16. Integration. This Agreement, including the Terms Agreements, supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

17. Governing Law. This Agreement, including the Terms Agreement, shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

18. Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, each Terms Agreement or the transactions contemplated hereby.

19. Counterparts. Each Terms Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. The words “execute,” “signed,” “signature,” and words of like import in this Agreement, the Terms Agreement or in any other certificate, agreement or document related to this Agreement or the Terms Agreement, if any, shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign, AdobeSign and any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

21. Definitions. In addition to the terms defined elsewhere in this Agreement, the terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

“Applicable Time” shall mean the time and date so stated in the Terms Agreement.

“Base Prospectus” shall mean the base prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Time.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law or executive order to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall have the meaning provided in Schedule I to the Terms Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Effective Time” of the Registration Statement relating to the Securities means the time of the first contract of sale of the Securities.

“Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Effective Time, together with the Base Prospectus.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Indenture” shall have the meaning provided in Schedule I to the Terms Agreement.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus referred to in paragraph 1(a) above which is used prior to the filing of the Final Prospectus, together with the Base Prospectus.

“Registration Statement” shall mean the automatic shelf registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at each Effective Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

“Rule 158,” “Rule 164,” “Rule 172,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 430B,” “Rule 433” and “Rule 462” refer to such rules under the Act.

“Trustee” shall have the meaning provided in Schedule I to the Terms Agreement.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.

22. Recognition of the U.S. Special Resolution Regimes:

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 22, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

EXHIBIT A

ALPHABET INC.

(a Delaware corporation)

[Debt Securities]

TERMS AGREEMENT

Date: [    ]

TO: ALPHABET INC.

1600 Amphitheatre Parkway

Mountain View, California 94043

Attention: Treasurer

Each Underwriter severally agrees, subject to the terms and provisions of the Underwriting Agreement attached as Exhibit 1 hereto (the “Agreement”), which is incorporated herein in its entirety and made a part hereof, to purchase the principal amount of [Debt Securities] to be issued by the Company set forth opposite its name in the table below. General terms applicable to the transactions contemplated in this Agreement are set forth in Schedule I hereto. A description of the final terms of Debt Securities subject to this Agreement are set forth in Schedule II hereto. Capitalized terms not otherwise defined shall have the same meaning as given in the Agreement.

Name	Principal Amount of Debt Securities
$
$

[Signature Page to Follow]

A-1

By
Name:
Title:

By
Name:
Title:

[Acting on behalf of themselves and the other named Underwriters listed in Schedule I hereto.]

Accepted:

ALPHABET INC.

By
Name:
Title:

[Signature Page to Terms Agreement]

A-2

Schedule I to the Terms Agreement

GENERAL TERMS

Representatives:

Underwriters:

Counsel for Underwriters and Address:

Trustee:

Applicable Time:

Closing Date and Time:

Closing Location:

Address for Notices to the Underwriters:

*  *  *

Term Sheet: [The Company will prepare and file a final term sheet relating to the Securities as contemplated in Section 5(b) of the Agreement.]

Disclosure Package:

[(i) the Base Prospectus, (ii) the Preliminary Prospectus used most recently prior to the Effective Time, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto, (iv) if applicable, the final term sheet prepared and filed pursuant to Section 5(b) of the Agreement, if any, and (v) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.]

Indenture:

The indenture, dated as of [   ], between the Company and the Trustee[, as supplemented by one or more supplemental indentures][, together with the supplemental indenture, dated as of [   ], between the Company and the Trustee,][, together with the Officer’s Certificate, dated as of [   ], pursuant to such Indenture,] with respect to the Debt Securities (the “Indenture”).

Restricted Period: [During the period from the date of this Terms Agreement through and including the Closing Date, the closing restrictions set forth in Section 5(j) of the Agreement will apply.]

*  *  *

[The Underwriters and the Company acknowledge and agree that the only information relating to any Underwriter that has been furnished to the Company in writing by or on behalf of any such Underwriter through the Representatives expressly for use in the Registration Statement for the registration of the Notes as originally filed or in any amendment thereof, the Disclosure Package, or the Final Prospectus, or in any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus consists of the following: (i) the names of the Underwriters appearing on the front and back cover of the Preliminary Prospectus and the Final Prospectus, (ii) the names set forth in the table of Underwriters under the [   ] paragraph of text under the heading “Underwriting” in the Preliminary Prospectus and Final Prospectus, (iii) the [   ] sentence of the [   ] paragraph (which, for the avoidance of doubt, begins with the words “[   ]….”), (iv) the [   ] sentence of the [   ] paragraph (which, for the avoidance of doubt, begins with the words “[   ]….”) and (v) the [   ] paragraph (which, for the avoidance of doubt, begins with the words “[   ]….”), in each case under the heading “Underwriting” in the Preliminary Prospectus and the Final Prospectus.]

Schedule I-1

Schedule II to the Terms Agreement

DEBT SECURITIES

Issuer:

Title of Debt Securities:

Security Type:

CUSIP/ISIN:

Aggregate Principal Amount: $

Interest rate: %

Interest payment dates:

Interest payment record dates:

Date of maturity:

[Currency of denomination:

Currency of payment:

Form and denomination:

Overseas paying agent: ]

[Reference price:

Conversion premium:

Initial conversion price:

Initial conversion ratio:

Put options for holders:

Adjustment to conversion ratio upon a make-whole event:]

Redemption provisions:

Sinking fund provisions:

Ranking:

Listing:

Other provisions:

Underwriting discount: %.

Public offering price: %, plus accrued interest, or amortized original issue discount, if any, from [   ].

Purchase price: %, plus accrued interest, or amortized original issue discount, if any, from [   ] (payable in next day funds).

Schedule II-1

Proceeds net of aggregate underwriting discount (before expenses):

Total net proceeds:

Yield to maturity:

[Spread to benchmark treasury:]

[Benchmark treasury:]

[Benchmark treasury price and yield:]

[Par call date:]

[Trade date:]

[Settlement date (T+[•]):]

[Day count convention:]

[Ratings:]

[Joint Book-Running Managers:]

[Co-Managers:]

Schedule II-2

Schedule III to the Terms Agreement

Schedule of Free Writing Prospectuses included in the Disclosure Package

a. Issuer Free Writing Prospectuses

b. Free Writing Prospectuses

Schedule III-1

EXHIBIT 1

[insert Underwriting Agreement]